POWER OF ATTORNEY


	Know all by these
presents, that the undersigned
hereby constitutes and appoints
each of John R. Nichols, Douglas
R. Schrank, and Pamela K. Hooker,
signing singly, the undersigned's
true and lawful attorney-in-fact
to:

(1)	execute for and on behalf of the
undersigned, in the undersigned's
capacity as an officer and/or
director of Perrigo Company (the
"Company"), Forms 3, 4 and 5 in
accordance with Section 16(a) of
the Securities Exchange Act of
1934 and the rules thereunder;

(2)	do and perform any and all acts
for and on behalf of the
undersigned which may be
necessary or desirable to
complete and execute any such
Form 3, 4, or 5, complete and
execute any amendment or
amendments thereto, and timely
file such form with the United
States Securities and Exchange
Commission and any stock exchange
or similar authority; and

(3)	take any other action of any type
whatsoever in connection with the
foregoing  which, in the opinion
of such attorney-in-fact, may be
of benefit to, in the best
interest of, or legally required
by, the undersigned, it being
understood that the documents
executed by such attorney-in-fact
on behalf of the undersigned
pursuant to this Power of
Attorney shall be in such form
and shall contain such terms and
conditions as such attorney-in-
fact may approve in such
attorney-in-fact's discretion.

The undersigned hereby
grants to each such attorney-in-
fact full power and authority to
do and perform any and every act
and thing whatsoever requisite,
necessary, or proper to be done
in the exercise of any of the
rights and powers herein granted,
as fully to all intents and
purposes as the undersigned might
or could do if personally
present, with full power of
substitution or revocation,
hereby ratifying and confirming
all that such attorney-in-fact,
or such attorney-in-fact's
substitute or substitutes, shall
lawfully do or cause to be done
by virtue of this power of
attorney and the rights and
powers herein granted.  The
undersigned acknowledges that the
foregoing attorneys-in-fact, in
serving in such capacity at the
request of the undersigned, are
not assuming, nor is the Company
assuming, any of the
undersigned's responsibilities to
comply with Section 16 of the
Securities Exchange Act of 1934.

This Power of Attorney
shall remain in full force and
effect until the undersigned is
no longer required to file Forms
3, 4, and 5 with respect to the
undersigned's holdings of and
transactions in securities issued
by the Company, unless earlier
revoked by the undersigned in a
signed writing delivered to the
foregoing attorneys-in-fact.

	IN WITNESS WHEREOF,
the undersigned has caused this
Power of Attorney to be executed
as of this 12th day of August,
2003.


/s/ Todd W. Kingma
Todd W. Kingma
VP, General Counsel